FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported): April 29, 2011

MEDICAL BILLING ASSISTANCE, INC.
 (Exact Name of Issuer as specified in its charter)

Colorado	000-53012	59-2851601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

709 S. Harbor City Blvd., Suite 250, Melbourne, FL 32901
 (Address of principal executive offices including zip code)

(321) 725-0090
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Kodiak Capital Group, LLC and Medical Billing Assistance, Inc., a Colorado corporation (the “Company”) have agreed to extend the registration period as defined in their Registration Rights Agreement,  entered into on or about January 26, 2011, to June 30, 2011.

Item 4.01 Change in Registrant’s Certifying Accountant

Upon the recommendation of the board of directors of the Company, on May 3, 2011, the Company terminated Ronald R. Chadwick, P.C. (“Chadwick”), the independent registered principal accountant of the Company.

During the Company’s two most recent fiscal years and subsequent interim period preceding the termination of Chadwick, there were no disagreements with Chadwick which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chadwick, would have caused Chadwick to make reference to the subject matter of the disagreements in connection with its reports. The Company’s financial statements at December 31, 2010 and 2009 for the years then ended were audited by Chadwick. The audit report of Chadwick included a going concern qualification. There were no disagreements with Chadwick during the years ended December 31, 2010 and 2009 or during the period subsequent to December 31, 2010 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

We provided Chadwick with a copy of this disclosure before its filing with the SEC. We requested that Chadwick furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Chadwick stating that it agrees with the above statements.

Effective May 3, 2011 the board of directors of the Company approved and authorized the engagement of RBSM LLP (“RBSM”) as the principal independent accountant for the Company for the fiscal year ending December 31, 2011.

Prior to engaging RBSM, RBSM did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change our independent registered public accounting firm from Chadwick to RBSM.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 29, 2011, Stephen West resigned as a director of the Company for personal reasons.  There were no disagreements between Mr. West and the Company or any officer or director of the Company which led to Mr. West’s resignation.

ITEM 9.01 EXHIBITS
Exhibit No.	Description

10.1	Amendment to the Registration Rights Agreement

16.1	Letter dated May 4, 2011 from Ronald R. Chadwick, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 5, 2011	MEDICAL BILLING ASSISTANCE, INC.
	By:	/s / Christian Romandetti
Christian Romandetti
Chief Executive Officer